------------------
                                 ANIMAL LOVERS
                               ------------------
                                   THE HUMANE
                                   EQUITY
                                   FUND
                               ------------------
                               NEED TO INVEST TOO
                               ------------------

                               SEMI-Annual Report
                                 March 31, 2001

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                            ------------------------
                               THE HUMANE SOCIETY
                            ------------------------
                            OF THE UNITED STATES(TM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
                            THE HUMANE EQUITY FUND...
                           INVESTING WITH YOUR VALUES
================================================================================

     You don't have to sacrifice your values when you choose your investments. The Humane Equity Fund ("Fund") seeks to invest in companies that believe sensitivity to animal interests makes good business sense. Many of these companies are forward-looking companies with an eye on future generations. They believe that creating sustainable growth and respecting living things is a smart, long-term business strategy.

     The cornerstone of the Fund is its policy of avoiding investing in companies that directly harm animals and their habitats. The Fund is designed to combine both financial and animal friendly criteria in all of its investment decisions. The Fund follows a screening process founded upon the humane treatment of animals as defined by The Humane Society of the United States.

                           THANK YOU FOR INVESTING IN
                             THE HUMANE EQUITY FUND.

     Distributor CFBDS, Inc., NASD Member. The Humane Society of the United States is not affiliated with CFBDS, Inc.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PAUL G.
IRWIN

President
The Humane Society
of the United States

Dear Shareholder:

It is a great pleasure for The Humane Society of the United States ("HSUS") to serve as a consultant to The Humane Equity Fund ("Fund"), and I am also pleased to serve as a director of the Fund. We believe this Fund provides an opportunity for individuals to invest for their future and from their hearts.

We are especially gratified to be working with Salomon Brothers Asset Management Inc, a company with experience in and a commitment to socially aware investing, and with the Fund's manager Charles P. Graves, a professional with more than 15 years of investment experience.

As the nation's largest animal protection organization, our mission is to promote the protection of all animals, and to create understanding and compassion for all who share our world.

This animal-friendly mutual fund mirrors the ethics of The HSUS. We support the Fund to the extent that we have allocated a portion of our liquid assets to this financial vehicle, as have I personally, and as a consultant to the Fund, we will receive a fee once the Fund's assets reach $50 million.

On behalf of everyone here at HSUS, I thank you too, for your support and investment in the Fund.

Sincerely,


/s/ Paul G. Irwin

Paul G. Irwin
President
The Humane Society of the United States

April 16, 2001


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                        [PHOTO OMITTED]

HEATH B.                               CHARLES P.
MCLENDON                               GRAVES III, CFA

Chairman                               Executive
                                       Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report of The Humane Equity Fund ("Fund") for the period ended March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outline the Fund's investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of March 31, 2001 and is subject to change.

Performance Update and Investment Strategy

For the six months ended March 31, 2001, the Fund's shares returned negative 21.60%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned negative 18.74% for the same period. Past performance is not indicative of future results.

The Fund seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies and avoids investing in companies that directly harm animals and their habitat. We look to invest in companies that exhibit both business and social leadership. We believe that the types of companies that are committed to respecting animals are smart companies. In our opinion, these select companies are positioned for growth because they are more likely to have less costly litigation and a positive public image.

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization, looking for investments with capital appreciation potential. We utilize the style of stock selection commonly known as "growth at a reasonable price," investing in companies that we believe possess common characteristics such as being a good, timely investment opportunity based on its earnings growth, dividend risk and risk characteristics.

Additionally, we avoid investing in companies that directly harm animals and their habitats by screening all potential investments using guidelines established in conjunction with The Humane Society of the United States. These guidelines include:

o    No investment in pharmaceutical companies;

o No investment in cosmetics companies if there is a question about such companies' use of animals for testing or studies;

o No investment in companies that use animals in an end product, e.g., meat-packing companies; and

o No investment in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment.

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index


--------------------------------------------------------------------------------
2                                        2001 Semi-Annual Report to Shareholders

Because we use animal-friendly criteria as a component of our selection process, the Fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the Fund's investment performance to be better or worse than funds with similar investment objectives that do not have the Fund's screening policies.

Portfolio and Market Update

After yet another difficult first quarter in 2001, we are seeing signs that the end of the correction may be near. Although the past year was difficult for stock market investors, it is important to remember that we have been here before. In 1987, the S&P 500 fell about 35% from August to October. In 1990, the S&P 500 fell roughly 21% from July to October. In 1998, again from July to October, the S&P 500 fell almost 23%. The current correction, which has brought the S&P 500 down almost 27% from its March 2000 high, is different not in magnitude but in duration. Whereas the other major market downturns took about three months to complete, this one has lasted a little more than a year. But just as we survived each of the three previous corrections, we believe that we will also survive this one too. From the market bottoms in 1987, 1990 and 1998 the year-ahead returns of the S&P 500 were approximately 31%, 35% and 45%, respectively.

The Fund's disappointing performance for the last six months is mostly attributable to our technology stock holdings. We started to increase our exposure to technology stocks at the end of September 2000 by purchasing more value stocks(2) such as Computer Associates International, Inc. and Compaq Computer Corp. While these companies held up relatively well compared to the broad universe of technology stocks, some of our older holdings such as Cisco Systems, Inc., EMC Corp. and Sun Microsystems, Inc. did not. We were too early. Nine of the Fund's ten worst performing stocks for the six months ended March 31, 2001 were technology stocks. Our best performing stocks were in the retail and industrial sectors with good performance from Lowe's Cos., Inc., Alcoa Inc., Praxair, Inc. and Costco Wholesale Corp. Recently, we took profits in some of these names and allocated the proceeds to severely depressed sectors such as technology and media.

Why do we believe better times are ahead? First, emotionally the current market environment is the exact opposite of what we were experiencing at this time last year. Today, technology and telecommunication stocks are declining in value as fast as they were increasing in value during the first quarter of 2000. The "irrational exuberance," as Federal Reserve Board ("Fed") Chairman Alan Greenspan once put it, on the upside has been replaced by what we believe to be "irrational pessimism" on the downside. At this time last year, the Fed was raising interest rates, today they are lowering them. Just as the market ignored rates going up last year, it appears to be ignoring them coming down this year.

With that said, most of our conviction about a more positive stock market environment comes not from our view that the current correction is an emotional overreaction but from the market data we carefully analyze. First, stocks relative to bonds look as inexpensive today as they did at the market bottoms in 1987, 1990 and 1998. Second, the last three times that stocks got to valuation levels similar to where they are today, where the earnings yield equals the bond yield, stocks returned over 20% in the year ahead period. Lastly, the Fed is aggressively lowering interest rates. Since 1921 there were thirteen periods where the Fed lowered rates three times or more. Only twice were market returns negative twelve months after the third cut and those were in the thirties. Including all thirteen time-periods, the average return of the S&P 500, twelve months after the third Fed interest rate cut, was about 17.5%.

----------
(2) Value stocks are those that the manager considers to be inexpensive relative to their asset values or earning power


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         3

Our valuation analysis and stock market outlook are to some extent dependent on our belief that the economy will not slip into a deep, long recession. As we mentioned last reporting period, although the economic environment is unsettled, we believe that our economy will suffer a slowdown in growth and possibly a mild recession, but not go into a severe recession. Our somewhat optimistic outlook for the economy is the result of a number of growth stimulating factors we see building throughout the year:

o Both short-term and long-term interest rates have been coming down for months. The impact of lower interest rates is most directly seen in the drop in mortgage rates. Mortgage refinancing booms like we are experiencing now have historically had a positive impact on consumer sentiment.

o It now appears that there will be tax relief in 2001. Two things have surprised us about this year's tax debate. First, is the idea to make any tax relief retroactive to January 1, 2001. Second, is Fed Chairman Alan Greenspan's "blessing" of using tax cuts to stimulate the economy. These both lead us to believe that cuts will occur this year and maybe will be larger than was imagined only two to three months ago.

o We also believe that oil prices will continue to trend moderately lower as production increases and improved conservation efforts work to bring supply and demand back into better balance. A reduction in the price of gasoline or home heating oil will have the same effect as a tax cut, immediately putting more money in consumer pockets.

Independent of one another, we believe none of these factors are significant enough to dramatically impact the economy, but taken together they could prove to provide powerful economic stimulation. (Of course, no guarantees can be made that our expectations will in fact be met.)

Outlook

We continue to believe that a combination of attractive stock valuations and a growth stimulating economic policy is one that investors should be comfortable with. In challenging times such as these, we must remind ourselves that we were here before and that our patience was rewarded - and may be so again.

As always, thank you for your confidence in our investment approach. We look forward to continuing to help you invest in harmony with your values in the future.

Sincerely,


/s/ Heath B. McLendon                  /s/ Charles P. Graves III, CFA

Heath B. McLendon                      Charles P. Graves III, CFA
Chairman                               Portfolio Manager

April 16, 2001


--------------------------------------------------------------------------------
4                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                                  Net Asset Value
                       --------------------------------------    Income
Period Ended            Beginning of Period   End of Period     Dividends   Total Returns+
==========================================================================================
3/31/01                       $10.73              $ 8.41         $0.00**      (21.60)%
------------------------------------------------------------------------------------------
Inception* -- 9/30/00          10.00               10.73          0.00          7.30
==========================================================================================

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
Six Months Ended 3/31/01+                                               (21.60)%
--------------------------------------------------------------------------------
Inception* through 3/31/01                                              (13.86)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
Inception* through 3/31/01                                              (15.88)%
================================================================================

+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date for the Fund is February 2, 2000.
**   Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         5

--------------------------------------------------------------------------------
The Humane Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Shares of
The Humane Equity Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                           February 2000 -- March 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                      The Humane          Standard & Poor's
                      Equity Fund             500 Index
                      -----------         -----------------
Feb 2, 2000              10000                 10000
Mar 2000                 10590                 10657
Jun 2000                 10240                 10374
Sep 2000                 10730                 10273
Dec 2000                  9753                  9470
Mar 31, 2001              8412                  7695

+ Hypothetical illustration of $10,000 invested in shares of The Humane Equity Fund on February 2, 2000 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2001
--------------------------------------------------------------------------------

        SHARES                        SECURITY                               VALUE
====================================================================================
COMMON STOCK -- 90.0%

Consumer Durables -- 1.3%
        2,500    The Black & Decker Corp.                                 $   91,875
          700    Corning Inc.                                                 14,483
          200    Newell Rubbermaid Inc.                                        5,300
------------------------------------------------------------------------------------
                                                                             111,658
------------------------------------------------------------------------------------
Consumer Non-Durables -- 3.5%
        7,500    Avon Products, Inc.                                         299,925
------------------------------------------------------------------------------------
Consumer Services -- 6.0%
        2,200    Amdocs Ltd.*                                                105,380
        6,400    Convergys Corp.*                                            230,848
        4,750    Univision Communications Inc.*                              181,260
------------------------------------------------------------------------------------
                                                                             517,488
------------------------------------------------------------------------------------
Electronic Technology -- 12.0%
        2,850    Capstone Turbine Corp.*                                      80,869
        4,400    Cisco Systems, Inc.*                                         69,575
       10,000    Compaq Computer Corp.                                       182,000
        3,920    EMC Corp.*                                                  115,248
        3,600    Intel Corp.                                                  94,725
        1,100    International Business Machines Corp.                       105,798
        2,018    Koninklijke Philips Electronics, Inc. ADR                    53,881
        1,740    Motorola, Inc.                                               24,812
        1,200    Nokia Corp. ADR                                              28,800
        6,200    Solectron Corp.*                                            117,862
        5,000    Sun Microsystems, Inc.*                                      76,850
        2,900    Texas Instruments Inc.                                       89,842
------------------------------------------------------------------------------------
                                                                           1,040,262
------------------------------------------------------------------------------------
Entertainment/Media -- 3.5%
        1,000    Clear Channel Communications, Inc.*                          54,450
        5,600    Viacom Inc., Class A Shares*                                246,232
------------------------------------------------------------------------------------
                                                                             300,682
------------------------------------------------------------------------------------
Finance -- 16.4%
        1,500    Ambac Financial Group, Inc.                                  95,145
        1,170    American International Group, Inc.                           94,185
        2,000    Bank One Corp.                                               72,360
        2,000    Capital One Financial Corp.                                 111,000
        8,500    The Charles Schwab Corp.                                    131,070
        4,800    Federal Home Loan Mortgage Corp.                            311,184
        5,250    J.P. Morgan Chase & Co.                                     235,725
        1,630    Marsh & McLennan Cos., Inc.                                 154,899
          980    State Street Corp.                                           91,532
        1,700    XL Capital Ltd., Class A Shares                             129,319
------------------------------------------------------------------------------------
                                                                           1,426,419
------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         7

Schedule of Investments (unaudited) (continued)                   March 31, 2001

        SHARES                        SECURITY                               VALUE
====================================================================================
Industrial Services -- 4.0%
        6,600    The AES Corp.                                            $  329,736
          600    Mirant Corp.*                                                21,300
------------------------------------------------------------------------------------
                                                                             351,036
------------------------------------------------------------------------------------
Non-Energy Minerals -- 2.5%
        4,200    Alcoa Inc.                                                  150,990
        1,600    Nucor Corp.                                                  64,112
------------------------------------------------------------------------------------
                                                                             215,102
------------------------------------------------------------------------------------
Process Industries -- 1.5%
        3,000    Praxair, Inc.                                               133,950
------------------------------------------------------------------------------------
Producer Manufacturing -- 1.2%
        1,800    Illinois Tool Works Inc.                                    102,312
------------------------------------------------------------------------------------
Retail Trade -- 10.2%
        3,000    Costco Wholesale Corp.                                      117,750
        2,800    The Home Depot, Inc.                                        120,680
        7,700    The Kroger Co.                                              198,583
        5,000    Lowe's Cos., Inc.                                           292,250
        3,150    Wal-Mart Stores, Inc.                                       159,075
------------------------------------------------------------------------------------
                                                                             888,338
------------------------------------------------------------------------------------
Technology Services -- 7.0%
        4,400    Automatic Data Processing, Inc.                             239,272
        8,100    Computer Associates International, Inc.                     220,320
        1,850    JDS Uniphase Corp.*                                          34,109
        7,850    Oracle Corp.*                                               117,593
------------------------------------------------------------------------------------
                                                                             611,294
------------------------------------------------------------------------------------
Transportation -- 5.7%
       16,500    Southwest Airlines Co.                                      292,875
        3,600    United Parcel Service, Inc., Class B Shares                 204,840
------------------------------------------------------------------------------------
                                                                             497,715
------------------------------------------------------------------------------------
Utilities -- 15.2%
        2,200    ALLTEL Corp.                                                115,412
        3,100    AOL Time Warner Inc.*                                       124,465
        1,000    AT&T Wireless Group*                                         19,180
        4,500    Comcast Corp., Class A Shares*                              188,719
        3,200    Dynegy Inc., Class A Shares                                 163,232
        2,460    El Paso Corp.                                               160,638
        2,400    Enron Corp.                                                 139,440
        2,900    SBC Communications Inc.                                     129,427
          950    Time Warner Telecom Inc., Class A Shares*                    34,556
        4,000    Valero Energy Corp.                                         142,000
        5,600    WorldCom, Inc.*                                             104,650
------------------------------------------------------------------------------------
                                                                           1,321,719
------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $8,845,924)                                      7,817,900
====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2001 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                   March 31, 2001

        FACE
        AMOUNT                        SECURITY                                 VALUE
====================================================================================
REPURCHASE AGREEMENT -- 10.0%
     $869,000    Goldman, Sachs & Co., 5.250% due 4/2/01;
                   Proceeds at maturity -- $869,380; (Fully
                   collateralized by U.S. Treasury
                   Notes, 4.250% to 12.000% due 4/30/01 to 2/15/26;
                   Market value -- $886,384) (Cost -- $869,000)           $  869,000
====================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $9,714,924**)                                   $8,686,900
====================================================================================

*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $8,845,924)                      $  7,817,900
   Repurchase agreement, at value (Cost -- $869,000)                    869,000
   Cash                                                                     827
   Receivable for securities sold                                       169,291
   Receivable from investment advisor                                   164,432
   Dividends and interest receivable                                      4,562
-------------------------------------------------------------------------------
   Total Assets                                                       9,026,012
-------------------------------------------------------------------------------
LIABILITIES:
   Distribution fees payable                                              3,857
   Administration fee payable                                               758
   Accrued expenses                                                      53,960
-------------------------------------------------------------------------------
   Total Liabilities                                                     58,575
-------------------------------------------------------------------------------
Total Net Assets                                                   $  8,967,437
===============================================================================
NET ASSETS:
   Par value of capital shares                                     $      1,066
   Capital paid in excess of par value                               10,697,548
   Overdistributed net investment income                                (27,058)
   Accumulated net realized loss from security transactions            (676,095)
   Net unrealized depreciation of investments                        (1,028,024)
-------------------------------------------------------------------------------
Total Net Assets                                                   $  8,967,437
===============================================================================
Shares Outstanding                                                    1,066,260
-------------------------------------------------------------------------------
Net Asset Value                                                    $       8.41
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2001 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Six Months Ended March 31, 2001
-------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                              $    30,933
   Interest                                                                    16,552
   Less: Foreign withholding tax                                                   (5)
--------------------------------------------------------------------------------------
   Total Investment Income                                                     47,480
--------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                            32,930
   Shareholder communications                                                  30,978
   Shareholder and system servicing fees                                       20,760
   Audit and legal                                                             17,998
   Distribution fees (Note 2)                                                  12,666
   Directors' fees                                                              7,500
   Registration fees                                                            7,000
   Administration fee (Note 2)                                                  5,066
   Custody                                                                        840
   Other                                                                        4,024
--------------------------------------------------------------------------------------
   Total Expenses                                                             139,762
   Less: Investment advisory and administration fee waiver
     and expense reimbursement (Note 2)                                       (66,302)
--------------------------------------------------------------------------------------
   Net Expenses                                                                73,460
--------------------------------------------------------------------------------------
Net Investment Loss                                                           (25,980)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (note 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                    1,435,238
     Cost of securities sold                                                2,108,811
--------------------------------------------------------------------------------------
   Net Realized Loss                                                         (673,573)
--------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of period                                                      690,505
     End of period                                                         (1,028,024)
--------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                 (1,718,529)
--------------------------------------------------------------------------------------
Net Loss on Investments                                                    (2,392,102)
--------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                    $(2,418,082)
--------------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2001 (unaudited) and the Period Ended September 30, 2000 (a)

                                                                            2001            2000
====================================================================================================
OPERATIONS:
   Net investment income (loss)                                        $    (25,980)   $      1,528
   Net realized loss                                                       (673,573)         (2,522)
   (Increase) decrease in net unrealized depreciation                    (1,718,529)        690,505
----------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                     (2,418,082)        689,511
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (2,606)             --
----------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                 (2,606)             --
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                         631,209      10,195,134
   Net asset value of shares issued for reinvestment of dividends             2,554              --
   Cost of shares reacquired                                                (99,443)        (30,840)
----------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                      534,320      10,164,294
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        (1,886,368)     10,853,805
NET ASSETS:
   Beginning of period                                                   10,853,805              --
----------------------------------------------------------------------------------------------------
   End of period*                                                      $  8,967,437    $ 10,853,805
====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $    (27,058)   $      1,528
====================================================================================================

(a) For the period from February 2, 2000 (commencement of operations) to September 30, 2000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Humane Equity Fund ("Fund") is a separate diversified investment portfolio of SSB Citi Funds, Inc. ("Series"), a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted mean prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is wholly owned by Citigroup Inc., acts as advisor to the Fund. Under the investment advisory agreement, the Fund pays a fee calculated at the annual rate of 0.65% of its average daily net assets. This fee is calculated daily and paid monthly. For the six months ended March 31, 2001, SBAM waived all of its investment advisory fee.

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, another subsidiary of SSBH, acts as administrator to the Fund. As compensation for its services the Fund pays SBFM a fee calculated at an annual rate of 0.10% of its average daily net assets. This fee is calculated daily and paid monthly. For the six months ended March 31, 2001, SBFM waived all of its administration fee.

In addition, The Humane Society of the United States ("HSUS"), acting as a consultant, assists SBAM in its


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

determination of which investments meet the Fund's animal friendly criteria. SBAM, from its investment advisory fee pays HSUS a fee of 0.07% of the Fund's average daily net assets. This fee will begin to accrue when the Fund's aggregate net assets equal or exceed $50 million.

CFBDS, Inc. acts as the Fund's distributor.

Salomon Smith Barney Inc. ("SSB") acts as the primary broker for the Fund's portfolio agency transactions. For the six months ended March 31, 2001, SSB received brokerage commissions totaling $99.

Pursuant to a Distribution Plan, the Fund pays service and/or distribution fees calculated at the annual rate of 0.25% of the average daily net assets.

3.   Investments

During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $1,426,672
--------------------------------------------------------------------------------
Sales                                                                  1,435,238
================================================================================

At March 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $   792,574
Gross unrealized depreciation                                        (1,820,598)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,028,024)
================================================================================

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain liquid securities equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended March 31, 2001, the Fund did not enter into any reverse repurchase agreements.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
14                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At March 31, 2001, the Fund did not hold any futures contracts.

7.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended March 31, 2001, the Fund did not write any call or put option contracts.

8.   Shares of Capital Stock

At March 31, 2001, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                          Six Months Ended      Period Ended
                                           March 31, 2001    September 30, 2000*
================================================================================
Shares sold                                     65,073            1,014,482
Shares issued on
  reinvestment                                     276                   --
Shares reacquired                              (10,652)              (2,919)
--------------------------------------------------------------------------------
Net Increase                                    54,697            1,011,563
================================================================================

* For the period from February 2, 2000 (commencement of operations) to September 30, 2000


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

                                                        2001(1)          2000(2)
================================================================================
Net Asset Value, Beginning of Period                    $ 10.73         $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)                         (0.02)           0.00*
  Net realized and unrealized gain (loss)                 (2.30)           0.73
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                       (2.32)           0.73
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    0.00*             --
--------------------------------------------------------------------------------
Total Distributions                                        0.00              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  8.41         $ 10.73
--------------------------------------------------------------------------------
Total Return++                                           (21.60)%          7.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $ 8,967         $10,854
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)(4)                                           1.45%           1.44%
  Net investment income (loss)                            (0.51)           0.02
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    9%             15%
================================================================================

(1)  For the six months ended March 31, 2001 (unaudited).
(2) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.
(3) The Advisor has waived all of its investment advisory and administration fees for the six months ended March 31, 2001. In addition, the Investment Advisor reimbursed the Fund for expenses of $28,306. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and actual annualized expense ratio would have been $(1.83) and 2.76%, respectively.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.45%.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
16                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
Paul G. Irwin
Clifford M. Kirtland, Jr.
Robert W. Lawless
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President

Lewis E. Daidone
Executive Vice President and Treasurer

Charles P. Graves III
Executive Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor

Salomon Brothers Asset Management Inc

Distributor

CFBDS, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Boston Financial Data Services Inc.
P.O. Box 9121
Boston, Massachusetts 02205-9121

This report is submitted for the general information of shareholders of The Humane Equity Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

The Humane Equity Fund
7 World Trade Center
New York, New York 10048

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                       ===============================
                                Salomon Brothers
                                ======================
                                      Asset Management

Distributor: CFBDS, Inc., NASD Member

1-877-552-5420

www.humanefund.com

[LOGO] 341

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               recycled paper, deinked using a non-chlorine bleach process.

(C)2001 Salomon Brothers Asset Management Inc

All rights reserved.

HEQSEMI  3/01